SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 3, 2004

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation) 855 East Main Avenue Zeeland, Michigan (Address of principal executive office)	001-15141 (Commission File Number)	38-0837640 (IRS Employer Identification no.) 49464 (Zip Code)

(616) 654-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On November 3, 2004, Herman Miller, Inc. executives Brian C. Walker, President and Chief Executive Officer, Elizabeth Nickels, CFO, and Joseph Nowicki, Vice President of Investor Relations and Treasurer, gave an overview presentation of the company's long-term growth strategy and corporate goals. The presentation was given at the UBS Warburg 2004 Building and Building Products Investor Conference. It was webcast live with access provided via a link on the company's website at www.hermanmiller.com. A replay of the presentation will be available within 24 hours of the live presentation and may be accessed until December 3, 2004. A copy of the presentation materials is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

Exhibits.

99.1     Presentation materials dated November 3, 2004

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 3, 2004	HERMAN MILLER, INC. (Registrant) By: /s/ James E. Christenson —————————————— James E. Christenson Its: Secretary

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EXHIBIT INDEX

99.1   Presentation materials dated November 3, 2004

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EXHIBIT 99.1

UBS Investor Conference

MLHR   on NASDAQ

Brian Walker, CEO

Beth Nickels, CFO

Joe Nowicki, VP Investor Relations

November 3, 2004
Detailed financial reports available at HermanMiller.com

Forward Looking Statements

This presentation contains “forward looking” statements that involve uncertainties and risks.

There can be no assurance that actual results will not differ from the company’s expectations.

Factors that could cause such differences include the company’s ability to improve operations and realize cost savings, competitive and general economic conditions, the future profitability of acquired companies, and other risks described in the company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

Brian Walker, CEO

Three Strategic Principles:

“We invent solutions for creating great places”

•	Our solutions are best in class and will inspire people and improve their performance

•	Our solutions will include innovative products, complemented with knowledge and services

•	Our solutions will enable customers to envision their own great place, select the best solution that fits their organization, and implement it with confidence and bullet-proof reliability

Three Core Competencies:

•	Problem-solving design and innovation

•	Operational excellence

•	Building and leading networks

Four Avenues for Growth:

•	Grow our share of the NA and UK contract furniture markets by building a superior offer for customers who value space as a strategic tool

•	Apply our core competencies to three additional types of environments: healing, learning, and living

•	Expand our geographic reach to serve customers in the developing economies of India, China, and Brazil

•	Develop innovative products that will enable us to serve and create wholly new markets – Herman Miller Creative Office

2010 Goals:

•	Double the business - Sales of $2.6 billion

•	Launch 10 innovative, market-defining product platforms

•	Generate 10% of our sales from alliances or acquisitions

•	Drive 50% of our annual revenue growth from New and Emerging markets

•	Improve operating income to at least 11% of sales through growth and continuing implementation of HMPS

•	Generate 50% of our sales from products that meet the DfE protocol

•	Achieve an 80% reduction in our operational footprint on the environment

Beth Nickels, CFO

Positive Economic Trends

Our Business Model has changed:

•	We resized the business to current levels:

–	Reduced our workforce by over 40%

–	Reduced our North American manufacturing space by over 40%

•	We implemented a variable cost distribution model

•	We adopted the Herman Miller Production System (HMPS) across our facilities

Includes restructuring activities that took placein 2002, 2003, and 2004

Capacity and Leverage:

Production Capacity in FY 01

$1.3B (FY 04 Actual Sales)
Current Production Capacity
Available capacity & Leverage

Financial Leverage	Every incremental sales $1 generates
	•	25 - 30 cents (pre-tax)
	•	15 - 20 cents (after-tax)

Top Line Growth Returns:

Net Sales

(Q1 = 10.1% Year over year Growth)

Orders

(Q1 = 18.0% Year over year Growth)

Strong Financial Position:

Operating Income

Balance Sheet

UBS Investor Conference

MLHR   on NASDAQ

Brian Walker, CEO

Beth Nickels, CFO

Joe Nowicki, VP Investor Relations

November 3, 2004
Detailed financial reports available at HermanMiller.com